SUMMARY PROSPECTUS

February 9, 2024

	Institutional Class	Investor Class	Select Class
XD Treasury Money Market Fund	IXDXX	VXDXX	SXDXX

Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.xdfundadvisor.com. You can also get this information at no cost by calling 1-833-993-9200 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated February 9, 2024, are incorporated by reference into this Summary Prospectus.

XD TREASURY MONEY MARKET FUND (the “FUND”)

Fund Summary

Class	Institutional	Investor	Select
Ticker	IXDXX	VXDXX	SXDXX

Investment Objective

The XD Treasury Money Market Fund seeks to provide income consistent with preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Class	Investor Class	Select Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases as a % of Offering Price	None	None	None
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invested or the current value, whichever is less)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.00%
Shareholder Services Fees	0.16%	0.16%	0.10%
Other Expenses[1]	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.46%	0.71%	0.40%
Fee Waivers and/or Expense Reimbursements[2]	-0.20%	-0.20%	-0.20%
Total Annual Fund Operating Expenses	0.26%	0.51%	0.20%
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1.	“Other Expenses” are based on estimated amounts for the current fiscal year.
2.	The Fund’s Adviser, XD Fund Advisor LLC, has agreed to waive its fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage expenses, dividend expenses on securities sold short and interest expenses on short sales, taxes, and extraordinary expenses) paid by the Fund’s Institutional Class, Investor Class, and Select Class will not exceed 0.26%, 0.51%, and 0.20%, respectively. For a period not to exceed three (3) years from the date on which a waiver or reimbursement in excess of the expense limitation is made by the Adviser, the Fund will carry forward, and may repay the Adviser such waiver or reimbursement; provided, however, that such repayments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense limitation in effect at the time of the waiver or (ii) the expense limitation in effect at the time of the repayment. This waiver may not be terminated by the Adviser prior to February 9, 2025, without the approval of the Fund’s Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a series of the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Institutional Class	$27	$127
Investor Class	$52	$207
Select Class	$20	$108

Principal Investment Strategy

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by cash or U.S. government securities, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasuries and repurchase agreements that are fully collateralized by U.S. Treasuries. U.S. Treasury securities are direct obligations of the federal government of the United States. Treasury securities include Treasury Bills, Treasury Notes, Treasury Bonds, Treasury Inflation-Protected Securities (“TIPS”) and Treasury Floating Rate Notes. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash or repurchase agreements collateralized by cash.

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In selecting securities for the Fund, the investment Adviser considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund intends to comply with Rule 2a-7 of the 1940 Act and may purchase only securities that meet those requirements relating to maturity, diversification and credit quality, and must meet the requirements relating to portfolio liquidity. Under these requirements, the Fund’s securities must have remaining maturities of 397 calendar days or less (except in the case of Floating Rate Notes issued by the U.S. government) and the Fund must have a dollar-weighted average maturity of 60 calendar days or less and a dollar-weighted average life of 120 calendar days or less.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

The Fund is subject to the principal risks relating to instruments and strategies used in the management of the Fund as noted below, which may adversely affect the Fund’s performance:

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rates will cause a fall in the value of fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by the Fund will vary with changes in interest rates. A decline in interest rates may cause issuers to prepay higher yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower or negative yields, which may cause a decline in its income. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable NAV. Recent and potential future changes in government policy may affect interest rates, which may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Although the Fund will be primarily investing in U.S. Treasury securities, which are backed by full faith and credit of U.S.

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government, there can be no assurance that such investments will not be downgraded or subject to other changes that could reduce the value of such securities. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction.

Repurchase Agreements Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price, or the security loses value before it can be sold.

Inflation Risk. The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.

Investments in Other Money Market Mutual Funds. To the extent that the Fund invests in shares of other money market mutual funds, its performance is directly tied to the performance of such other funds. If one of these other money market mutual funds fails to meet its objective, the Fund’s performance could be negatively affected. Other money market funds contain similar risks as the Fund, including valuation risk. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of such other money market mutual funds (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

Market Risk. There is a risk that the value of the Fund’s investment may decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics or pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risk might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

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Money Market Instruments Risk. The value of a money market instrument typically will decline during periods of rising interest rates and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as changes in the financial condition of the issuer or borrower, specific market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have an adverse effect on the debt market and the overall liquidity of the market for money market instruments.

New Adviser Risk. The Adviser is newly registered and therefore has limited operating history. The Fund relies on the Adviser’s investment analysis and its selection of investments to achieve its investment objective. As a result, investors do not have a long-term track record from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Fund has been newly formed and therefore has limited performance history for investors to evaluate.

Redemption Risk: Redemption risk for a money market mutual fund refers to the potential instability that can arise when investors rapidly withdraw their funds from the Fund, especially during periods of financial stress or economic uncertainty. If a large number of investors decide to redeem their shares simultaneously, it can put pressure on the Fund’s liquidity, forcing it to sell assets at potentially unfavorable prices. This may lead to a decline in the NAV, resulting in losses for remaining shareholders.

Performance

Because the Fund is recently launched, the Fund does not yet have performance information. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to compared to a benchmark selected for the Fund. 7-day yield may be obtained by calling (toll free) 1-833-993-9200.

Investment Adviser

XD Fund Advisor LLC

Portfolio Manager

Scott Riecke, Chief Portfolio Manager at the Adviser, has served as portfolio manager of the Fund since its inception in February 2024.

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Purchase and Sale of Fund Shares

Minimum Initial Investment

Institutional Class: $500,000

Investor Class: $1,000

Select Class $10,000,000

Minimum Subsequent Investment

Institutional Class: $1,000

Investor Class: $100

Select Class $100,000

To Place Orders

Regular Mail:	Overnight Mail:
XD Treasury Money Market Fund	XD Treasury Money Market Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
PO Box 46707 Cincinnati, OH 45246	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246
1-833-993-9200	1-833-993-9200

Purchase and Sale of Fund Shares

In general, you can buy or sell (redeem) shares of the Fund online, by mail or phone on any business day. You can generally pay for shares by check, ACH, or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan are subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker- dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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